EXHIBIT NO. 32.1
Form 10-QSB
KIK Technology International, Inc.
File No. 000-30071

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002 -
              CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER


In connection with the Quarterly Report of KIK Technology International, Inc. (Company) on Form 10-QSB for the period ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (Report), I, William
M. Knooihuizen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: December 13, 2005                           By: /s/ William M. Knooihuizen
      -----------------                              ---------------------------
                                                          William M. Knooihuizen
                                                         Chief Executive Officer

In connection with the Quarterly Report of KIK Technology International, Inc. (Company) on Form 10-QSB for the period ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Kuldip C. Baid, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: December 13, 2005                          By: /s/ Kuldip C. Baid
      -----------------                              ---------------------------
                                                                  Kuldip C. Baid
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to KIK Technology International, Inc. and will be retained by KIK Technology International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.